Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of NV5 Global, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 28, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Dickerson Wright, Executive Chairman of the Company, and Edward H. Codispoti, Chief Financial Officer of the Company, each certify, to the best of his knowledge, pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 28, 2025

/s/ Dickerson Wright
Dickerson Wright Executive Chairman
Date: April 28, 2025

/s/ Edward H. Codispoti
Edward H. Codispoti Chief Financial Officer
This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference.
A signed original of this written statement required by Rule 13a-14(b) or 15d-14(b) of the Exchange Act and Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.